UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2026

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(920) 491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASB	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum. Perp Pref Stock, Srs E	ASB PrE	The New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum. Perp Pref Stock, Srs F	ASB PrF	The New York Stock Exchange
6.625% Fixed-Rate Reset Subordinated Notes due 2033	ASBA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 28, 2026, Associated Banc-Corp (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). The results of the matters submitted to a shareholder vote at the 2026 Annual Meeting were as follows:

(1)     Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non-Votes
Judith P. Greffin	130,155,184	1,210,292	13,108,162
Michael J. Haddad	130,226,687	1,138,789	13,108,162
Andrew J. Harmening	129,829,956	1,535,520	13,108,162
Rodney Jones-Tyson	129,421,918	1,943,558	13,108,162
Eileen A. Kamerick	122,553,395	8,812,081	13,108,162
Kristen M. Ludgate	129,121,986	2,243,490	13,108,162
Cory L. Nettles	128,562,118	2,803,358	13,108,162
Owen J. Sullivan	129,432,519	1,932,957	13,108,162
Karen T. van Lith	128,554,846	2,810,630	13,108,162
John (Jay) B. Williams	128,646,303	2,719,173	13,108,162

Each of the nominees was elected by the Company’s shareholders.

(2)     Advisory approval of Associated Banc-Corp’s named executive officer compensation:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
126,765,634	3,823,674	776,168	13,108,162

This matter was approved by the Company’s shareholders.

(3)     Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
140,967,796	3,108,092	397,750	0

This matter was approved by the Company’s shareholders.

(4)     Election of Wende Kotouc as a Director:

Number of Votes FOR	Number of Votes Withheld	Broker Non-Votes
126,244,581	2,561,853	15,106,181

This nominee was elected by the Company’s shareholders.

Item 8.01.	Other Events.

On April 28, 2026, the Board declared a dividend on the Company’s outstanding common stock; outstanding 5.875% Preferred Stock, Series E Depositary Shares; and outstanding 5.625% Series F Depositary Shares.  In addition, the Board authorized the repurchase of up to $100 million of Associated’s common stock.  This repurchase authorization is in addition to the authority remaining under the previous program.  The Board also established a Technology Committee of the Board.  The press release issued by the Company on April 28, 2026, relating to the foregoing information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated April 28, 2026

104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: April 28, 2026	By:	/s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary

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